Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	10,616.44
Total Transaction Valuation	76,874,983.00
Total Offset Amount	6,465.74
Net Fee	$ 4,150.70